EXHIBIT 99

                      SECURITIES AND  EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                ________________

                                    EXHIBITS

                                       To

                                   Form S-2


                                     Under
                      The Securities Exchange Act of 1934

                             ___________________

                           Farmland Industries, Inc.


                                 EXHIBIT INDEX

      The following exhibits are filed as a part of this Form S-2 Registration Statement. Certain of these exhibits are incorporated by reference as indicated.

Exhibit No.                            Description of Exhibits


      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES:

   3(i) A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 5, 1996. (Incorporated by Reference - Form 10-Q for the quarter ended November 30, 1996, filed January 14, 1997)

** 3(i) B    Certificate of Board of Directors' Resolutions for the Decrease and
             Elimination of Preferred Stock, dated December 19, 1997.

*  4(i)A     Certificate of Designation for a Series of Preferred Shares
             Designated as 8% Series A Cumulative Redeemable Preferred Shares, dated December 19, 1997.

*  4(i)B     Registration Rights Agreement dated as of December 16, 1997 between
             Farmland Industries, Inc. and Merrill Lynch, Pierce, Fenner & Smith
             Incorporated as Initial Purchaser.


      OPINIONS RE LEGALITY:

**  5.(i)A    Opinion of Robert B. Terry, Vice President and General Counsel of
             Farmland Industries, Inc. re legality  of Preferred Shares

**  5.(i)B    Opinion of Stinson, Mag & Fizzell, P.C., re legality of Preferred
             Shares

        MATERIAL CONTRACTS:

        LEASE CONTRACTS:

* 10.(i)A    Lease dated December 11, 1997, between Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee and Farmland Industries, Inc.

        MANAGEMENT REMUNERATIVE PLANS:

  10.(iii)A  Farmland Industries, Inc. Employee Variable Compensation Plan
             (September 1, 1997 - August 31, 1998).  (Incorporated by Reference
             - Form 10-K filed November 7, 1997)

  10.(iii)B  Farmland Industries, Inc. Management Long-Term Incentive Plan
             (Effective September 1, 1993) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

        10.(iii)B(1)   Exhibit E (Fiscal years 1997 through 1999)  (Incorporated
                       by Reference - Form 10-K filed November 7, 1997)

        10.(iii)B(2)   Exhibit F (Fiscal years 1998 through 2000) (Incorporated
                       by Reference - Form 10-K filed November 7, 1997)

  10.(iii)C  Farmland Industries, Inc. Supplemental Executive Retirement Plan
             (Effective January 1, 1994) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

        10.(iii)C(1)   Resolution Approving the Revision of Appendix A and
                       Appendix A (Incorporated by Reference - Form 10-K, filed
                       November 27, 1996)

  10.(iii)D  Farmland Industries, Inc. Executive Deferred Compensation Plan (As
             Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

* 12  Computation of Ratios

        CONSENTS OF EXPERTS AND COUNSEL:

* 23.A  Independent Auditors' Consent

  23.B  Consent of Stinson, Mag & Fizzell, P.C. (included in Exhibit 5)

  23.C Consent of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. (included in Exhibit 5)

* 24  Power of Attorney

* Filed herewith
**To be provided by Amendment